

                                                                  Exhibit 10(u)

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                                 TENET EXECUTIVE

                            DEFERRED COMPENSATION AND

                            SUPPLEMENTAL SAVINGS PLAN






                               AMENDED AND RESTATED
                                 APRIL 13, 2000





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                                 TABLE OF CONTENTS


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ARTICLE I - PREAMBLE AND PURPOSE............................................ 1
     1.1     Preamble....................................................... 1
     1.2     Purpose........................................................ 1

ARTICLE II - DEFINITIONS AND CONSTRUCTION................................... 2
     2.1     Definitions.................................................... 2
     2.2     Construction................................................... 5

ARTICLE III - PARTICIPATION AND VESTING..................................... 6
     3.1     Eligibility and Participation.................................. 6
     3.2     Vesting........................................................ 6

ARTICLE IV - DEFERRAL, DISCRETIONARY CONTRIBUTIONS AND ACCOUNTING........... 6
     4.1     Deferral....................................................... 6
     4.2     Company Contributions.......................................... 8
     4.3     Accounting for Deferred Compensation........................... 9
     4.4     Computation of Earnings Credited............................... 9

ARTICLE V- DISTRIBUTION OF BENEFITS......................................... 9
     5.1     Deemed Distributions........................................... 9
     5.2     Pre-Termination Distribution...................................10
     5.3     Termination Distributions......................................10
     5.4     Financial Necessity Distributions..............................11
     5.5     Elective Distributions.........................................11
     5.6     Death of a Participant.........................................12
     5.7     Disability of a Participant....................................12
     5.8     Method of Payment..............................................12
     5.9     Withholding....................................................13
     5.10    Suspension of Benefits.........................................13

ARTICLE VI - PAYMENT LIMITATIONS............................................13
     6.1     Spousal Claims.................................................13
     6.2     Legal Disability...............................................14
     6.3     Assignment.....................................................14

ARTICLE VII - FUNDING.......................................................15
     7.1     Funding........................................................15
     7.2     Creditor Status................................................15

ARTICLE VII - ADMINISTRATION................................................15
     8.1     The PAC........................................................15
     8.2     Powers of PAC..................................................15
     8.3     Appointment of Plan Administrator..............................15
     8.4     Duties of Plan Administrator...................................16
     8.5     Indemnification of Plan Administrator..........................17


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     8.6     Claims for Benefits............................................17
     8.7     Arbitration....................................................18
     8.8     Receipt and Release of Necessary Information...................18
     8.9     Overpayment and Underpayment of Benefits.......................19

ARTICLE IX - OTHER BENEFIT PLANS OF THE COMPANY.............................19
     9.1     Other Plans....................................................19

ARTICLE X - AMENDMENT AND TERMINATION OF THE PLAN...........................19
     10.1    Amendment......................................................19
     10.2    Termination....................................................19
     10.3    Continuation...................................................19

ARTICLE XI - MISCELLANEOUS..................................................20
     11.1    No Reduction of Employer Rights................................20
     11.2    Provisions Binding.............................................20


                               TENET EXECUTIVE
                          DEFERRED COMPENSATION AND
                          SUPPLEMENTAL SAVINGS PLAN

                           As Amended and Restated
                          Effective April 13, 2000


                                 ARTICLE I

                            PREAMBLE AND PURPOSE


      I.1 PREAMBLE. Effective December 5, 1995, Tenet Healthcare Corporation (the "Company") adopted the Tenet Executive Deferred Compensation and Supplemental Savings Plan (the "Plan") in order to attract and retain a select group of management or highly compensated employees and members of the Board of Directors of the Company. In addition to this Plan, the Company sponsors certain broad-based employee benefit plans covering its employees.

      Effective December 31, 1995, the Company terminated two prior nonqualified deferred compensation plans, the National Medical Enterprises Deferred Compensation Plan (the "NME Plan") and the AMI Executive Deferred Compensation Plan (the "AMI Plan"). The individual participant bookkeeping accounts under the NME Plan were merged into and transferred to this Plan and governed by the terms of this Plan document; provided, however, that this Plan will honor any "Term Elections" made under the NME Plan prior to December 31, 1995. Benefits under the AMI Plan will continue to be maintained and distributed pursuant to the terms of that plan. In addition, the Company amended and restated the trust agreement for the NME Deferred Compensation Plan Trust, now known as the Tenet Executive Deferred Compensation Plan Trust, so that such trust serve as a source of funds for the payment of benefits under both this Plan as well as the NME Plan. The grantor trust previously established with respect to the AMI Plan will continue to serve as a source of funds for the AMI Plan. As discussed more fully below, despite the existence of such trusts, benefits from the Plan, the NME Plan and the AMI Plan are, and will continue to be, "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended (the "Act"), and participants in such plans shall be general unsecured creditors of the Company with respect to the payment of such benefits.

      I.2   PURPOSE.   Through this Plan, the Company intends to permit the
deferral of compensation and to provide additional benefits to a select group of management or highly compensated employees of the Company. Accordingly, it is intended that this Plan shall not constitute a "qualified plan" subject to the limitations of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor shall it constitute a "funded plan", for purposes of such requirements. It is also intended that this Plan shall be exempt from the participation and vesting requirements of Part 2 of Title 1 of the Act, the funding requirements of Part 3 of Title 1 of the Act, and the fiduciary requirements of part 4 of Title 1 of the Act by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                 ARTICLE

                        DEFINITIONS AND CONSTRUCTION

      II.1   DEFINITIONS.   When a word or phrase shall appear in this Plan
with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be a term defined in this
Section 2.1. The following words and phrases with the initial letter capitalized shall have the meaning set forth in this Section 2.1., unless a different meaning is required by the context in which the word or phrase is used.

             (a) "ACCOUNT" means the individual bookkeeping account established for each Participant in the Plan, as described in Section 4.3.

             (b) "ACT" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

             (c) "AFFILIATE" means a corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which are in common control (as defined in section 414(c) of the Code) with the Company, or any entity that is a member of the same affiliated service group (as defined in section 414(m) of the Code) as the Company.

             (d) "ANNUAL INCENTIVE PLAN AWARD" means the amount payable to an Employee each year, if any, under the Company's annual incentive plan.

             (e) "BASIC DEFERRAL" means the Compensation deferral made by a Participant pursuant to Section 4.1(a). The term "Basic Deferral" shall also include compensation deferrals made by the Participant pursuant to the NME Plan prior to January 1, 1996.

             (f) "BENEFICIARY" means the person designated by the Participant to receive a distribution of his benefits under the Plan upon the death of the Participant. If the Participant is married, his spouse shall be his Beneficiary, unless his spouse consents in writing to the designation of an alternate Beneficiary. In the event that a Participant fails to designate a Beneficiary, or if the Participant's Beneficiary does not survive the Participant, the Participant's Beneficiary shall be his surviving spouse, if any, or if the Participant does not have a surviving spouse, his estate. The term "Beneficiary" shall also mean a Participant's spouse or former spouse who is entitled to all or a portion of a Participant's benefit pursuant to
Section 6.1.

             (g)   "BOARD" means the Board of Directors of the Company.

             (h) "BONUS" means (i) a bonus paid to a Participant in the form of an Annual Incentive Plan Award, (ii) a physician buydown bonus,
(iii) effective January 1, 1998, any other form of compensation labeled or paid to a physician in the form of a bonus, or (iv) effective January 1, 1999, a management buydown bonus.

             (i) "BONUS DEFERRAL" means the Bonus deferral made by a Participant pursuant to Section 4.1(b). Prior to September 1, 1997, Annual Incentive Plan Awards were the only type of Bonus that could be deferred under the Plan.

             (j) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

             (k) "COMPANY" means Tenet Healthcare Corporation or any subsidiary or successor thereto.

             (l) "COMPENSATION" means base salaries, commissions, and certain other amounts of cash compensation payable to the Participant during the Plan Year. Compensation shall exclude cash bonuses paid after January 1, 1996, foreign service pay, hardship withdrawal allowances and any other pay intended to reimburse the Employee for the higher cost of living outside the United States, Annual Incentive Plan Awards, automobile allowances, ExecuPlan payments, housing allowances, relocation payments, deemed income, income payable under the stock Incentive plans, Christmas gifts, insurance premiums, an other imputed income, pensions, retirement benefits, and contributions to and payments from the 401(k) Plan. The term "Compensation" for members of the Board shall mean the annual retainer and committee fees paid each year.

             (m) "COMPENSATION DEFERRALS" means the Basic Deferrals, Supplemental Deferrals and Discretionary Deferrals made pursuant to Section
4.1 of the Plan.

             (n) "COMPENSATION COMMITTEE" means the Compensation and Stock Option Committee of the Board which has the authority to amend and terminate the Plan as provided in Article X. Effective January 1, 2000, the
Compensation Committee will also be responsible for determining the amount of the Discretionary Contribution, if any, to be made by the Company.

             (o) "DEFERRED COMPENSATION AGREEMENT" means the written agreement between the Company or an Affiliate and a Participant pursuant to which the Participant consents to participation in the Plan and the deferral of Compensation and Bonuses hereunder.

             (p) "DISABILITY" means the total and permanent incapacity of a Participant, due to physical impairment or legally established mental incompetence, to perform the usual duties of his employment with the Company or an Affiliate. Disability shall be determined by the Plan Administrator on the basis of (i) evidence that the Participant has become entitled to receive benefits from a Company sponsored long-term disability plan or (ii) evidence that the participant has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on such date of Disability.

             (q) "DISCRETIONARY CONTRIBUTIONS" means the contribution made by the Company on behalf of a Participant as described in Section 4.2(b).

             (r) "DISCRETIONARY DEFERRALS" means the Compensation deferral described in Section 4.1(d) made by a Participant on or after September 1, 1997.

             (s) "EFFECTIVE DATE" means, with respect to this amendment and restatement, April 13, 2000, except as otherwise specified herein. The Plan was originally effective December 5, 1995.

             (t) "ELIGIBLE EMPLOYEE" means, effective January 1, 1997, each Employee who is either (i) eligible for the Company's Annual Incentive Plan Award for the applicable Plan Year, (ii) an employee physician whose employment contract designates him as eligible for physician benefits, or (iii) an active member of the Board. In addition, the term "Eligible Employee" shall also include any Employee designated as an Eligible Employee by the PAC. The PAC may, in its sole and absolute discretion, limit the classification of Employees who are eligible to participate in the Plan for a Plan Year without the need for an amendment to the Plan. Any such limitation shall be set forth in a resolution by the PAC and attached hereto as an Exhibit to the Plan.

                (u) "EMERGENCY" means a Foreseeable Emergency or Unforseeable Emergency which makes a Participant eligible for a Financial Necessity Distribution under Section 5.4.

                (v) "EMPLOYEE" means each select management or highly compensated employee receiving remuneration, or who is entitled to remuneration, for services rendered to the Company or to an Affiliate who has adopted this Plan, in the legal relationship of employer and employee. The term "Employee" shall also include an active member of the Board of Directors of the Company.

                (w) "FORESEEABLE EMERGENCY" means a severe financial hardship to the Participant resulting from event which although may be foreseeable is outside the Participant's control, as determined by the Plan Administrator in its sole and absolute discretion. Such potentially foreseeable but uncontrollable events include the following:

                        (i)     Expenses for medical care described in
          section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for those persons to obtain medical care described in section 213(d) of the Code;

                        (ii) Payments necessary to prevent the eviction of the Participant from his principle residence or foreclosure on the mortgage of the Participant's principal residence;

                        (iii) Payments necessary to reimburse the Participant for unreimbursed expenses related to a federally declared natural disaster; or

                         (iv)   Such other events deemed by the Plan
          Administrator, in its sole and absolute discretion, to constitute a Foreseeable Emergency.

                (x) "401(k) PLAN" means the Tenet Healthcare Corporation Retirement Savings Plan or the Tenet 401(k) Retirement Savings Plan, as such plans may be amended from time to time.

                (y) "MATCHING CONTRIBUTIONS" means the contribution made by the Company pursuant to Section 4.2(a) on behalf of a Participant who either makes Supplemental Deferrals to the Plan as described in Section 4.1(c) or effective October 1, 1999, is not eligible for an employer matching contribution under the 401(k) Plan. The "Term Matching Contributions" shall also include the supplemental matching credits made on behalf of the Participant under the NME Plan prior to January 1, 1996.

                (z) "NME PLAN" means the National Medical Enterprises, Inc. Deferred Compensation Plan, which was terminated effective December 31, 1995, and the bookkeeping accounts of which were merged into and transferred to this Plan.

               (aa) "PAC" means the Pension Administration Committee of the Company established by the Board, and whose members have been appointed by the Board. The PAC shall have the responsibility to administer the Plan and make final determinations regarding claims for benefits, as described in
Article VIII.

               (bb) "PARTICIPANT" means each Employee who has been designated, for participation in this Plan and whose participation in this Plan has not terminated

               (cc) "PENSION COMMITTEE" means the Pension Committee of the Board which, for the Plan Years beginning before January 1, 2000, is responsible for determining the amount of the Discretionary Contribution, if any, to be made by the Company. Effective for Plan Years beginning on and after January 1, 2000, the Compensation Committee will be responsible for determining the amount of the Discretionary Contribution, if any, to be made by the Company.

               (dd) "PLAN" means the Tenet Executive Deferred Compensation and Supplemental Savings Plan, as described in this document, and as it may hereafter be amended.

               (ee) "PLAN ADMINISTRATOR" means the individual or entity appointed by the PAC to handle the day-to-day administration of the Plan, including but not limited to determining participant's eligibility for benefits, the amount of such benefits and complying with all applicable reporting and disclosure obligations imposed on the Plan. If the PAC does not appoint an individual or entity as Plan Administrator, the PAC shall serve as the Plan Administrator. As of the Effective Date, the Director of Retirement Plans is the Plan Administrator of the Plan.

               (ff) "PLAN YEAR" means the fiscal year of this Plan, which shall commence on January 1 each year and end on December 31 of such year; provided, however, that the first Plan Year shall be a short Plan Year commencing on November 10, 1995, and ending on December 31, 1995.

               (gg) "SUPPLEMENTAL DEFERRAL" means the Compensation deferral described in Section 4.1(c). The term "Supplemental Deferral" will also include supplemental credits made by the Participant under the NME Plan prior to January 1, 1996.

               (hh) "UNFORESEEABLE EMERGENCY" means a severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or one of the Participant's dependents (as defined under section 152(a) of the Code); (ii) loss of the Participant's property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Plan Administrator in its sole and absolute discretion.

      II.2 CONSTRUCTION. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions of this Plan shall continue in full force and effect. All of the provisions of this Plan shall be contrued and enforced in accordance with the laws of the State of California and shall be administered according to the laws of such state, except as otherwise required by the Act, the Code or other applicable federal law. The masculine gender, where appearing in this Plan, shall include the feminine gender, and vice versa. The term "delivered to the PAC or Plan Administrator," as used in this Plan, shall include delivery to a person or persons designated by the PAC or Plan Administrator, as applicable, for the disbursement and the receipt of administrative forms. Delivery shall be deemed to have occurred only when the form or other communication is actually received. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan.

                            ARTICLE III

                      PARTICIPATION AND VESTING

      III.1 ELIGIBILITY AND PARTICIPATION. It is intended that eligibility to participate in the Plan shall be limited to a select group of management or highly compensated employees, as determined by the PAC, in its sole and absolute discretion. Prior to the beginning of each Plan year, each Eligible Employee will be contacted and informed that he may elect to defer portions of his Compensation and/or Bonus and shall be provided with a Deferred Compensation Agreement and Beneficiary Designation Form. An Eligible Employee shall become a Participant by making a deferral election pursuant to Section 4.1. Eligibility to become a Participant for any Plan Year shall not entitle an Employee to continue as an active Participant for any subsequent Plan Year.

      If an Eligible Employee is hired during the Plan Year and designated by the PAC to be a Participant for such year, such Employee may elect to participate in the Plan for the remainder of such Plan Year by making a deferral election pursuant to Section 4.1. Such an Eligible Employee will be provided with a Deferred Compensation Agreement and Beneficiary Designation Form. Designation as a Participant for the Plan Year in which he is hired shall not entitle the Employee to continue as an active Participant for any subsequent Plan Year.

      A Participant under this Plan who separates from employment with the Company, or who ceases to be an active member of the Board, will continue as an inactive Participant under this Plan until the Participant has received payment of all amounts payable to him under this Plan. In the event that an Employee shall cease active participation in the Plan because the Employee is no longer described as a Participant pursuant to this Section 3.1, or because he shall cease making deferrals of Compensation and/or Bonuses, the Employee shall continue as an inactive Participant under this Plan until he has received payment of all amounts payable to him under this Plan.

      III.2 VESTING. Except as provided in Section 5.2 (Pre-Termination Distributions), Section 5.8 (Method of Payment) and 6.1 (Spousal Claims), a Participant shall at all times have a nonforfeitable right to amounts credited to his Account pursuant to Section 4.3, subject to the distribution provisions of Article V. Further, as provided in Section 7.2, however, each Participant shall be a general creditor of the Company or the Participant's employing Affiliate with respect to the payment of any benefit under this Plan.

                            ARTICLE IV

         DEFERRAL, DISCRETIONARY CONTRIBUTIONS AND ACCOUNTING

      IV.1 DEFERRAL. An Eligible Employee who is designated by the PAC to be a Participant for a Plan Year, may become a Participant for such Plan Year by electing to defer Compensation and/or his Bonus pursuant to a Deferred Compensation Agreement. Such Deferred Compensation Agreement shall be entered into prior to the first day of the Plan Year for which the Deferred Compensation Agreement is effective or, in the case of an Eligible Employee who is hired during such Plan Year, such Deferred Compensation Agreement shall be entered into within thirty (30) days after the Eligible Employee is provided with notice of his eligibility to participate in the Plan and shall only be effective with respect to Compensation and/or Bonuses earned after the date such Deferred Compensation Agreement is received by the Plan Administrator. A Participant's Deferred Compensation Agreement shall only be effective with respect to a single Plan Year and shall be irrevocable for the duration of such Plan Year. Deferral elections for each subsequent Plan Year of participation shall be made pursuant to new Deferred Compensation Agreements.

        On each Deferred Compensation Agreement, the Participant shall specify the form in which Compensation and/or Bonuses deferred under the Plan shall be paid. All amounts deferred under the Plan shall be payable to the Participant in the form of benefit payment elected on his most recent Deferred Compensation Agreement in accordance with the terms and provisions of this Plan. If the Participant elects a different form of benefit payment on a subsequent Deferred Compensation Agreement, such form of payment election shall supersede any prior benefit payment elections made on an earlier Deferred Compensation Agreement.

        Four types of deferrals may be made under the Plan:

                 (a) BASIC DEFERRAL. Each Eligible Employee may elect to defer a stated dollar amount, or designated full percentage, of Compensation to the Plan up to a maximum percentage of seventy-five percent (75%) of the Employee's Compensation for such Plan Year. The Company shall not make any Matching Contributions with respect to any Basic Deferrals made to the Plan.

                 (b) BONUS DEFERRAL. Each Eligible Employee may elect to defer a stated dollar amount, or designated full percentage, of his Bonus to the Plan up to a maximum percentage of one hundred percent (100%) of the Employee's Bonus for such Plan Year. The Company shall not make any Matching Contributions with respect to any Bonus Deferrals made to the Plan.
                 (c) SUPPLEMENTAL DEFERRAL. Each Eligible Employee may elect to make Supplemental Deferrals to the Plan in accordance with the following provisions of this Section 4.1(d).

                          (i)      STATUTORY LIMITS. Each Eligible
        Employee who is also a participant in the 401(k) Plan may elect to automatically, have three percent (3%) of his Compensation deferred under the Plan when he reaches any of the following statutory limitations under the 401(k) Plan: (A) the one hundred fifty thousand dollar ($150,000) limitation on Compensation under Section 401(a)(17) of the Code, as such limit is adjusted for cost of living increases; (B) the seven thousand dollar ($7,000) limitation imposed on elective deferrals under Section 402(g) of the Code, as such limit is adjusted for cost of living increases; (C) the limitations on contributions and benefits under Section 415 of the Code; or (D) the limitations on contributions imposed by the 401(k) Plan administrator in order to satisfy the limitations on contributions under sections 401(k) and 401(m) of the Code.

                          (ii) BONUS. Each Eligible Employee who is also a participant in the 401(k) Plan may elect to automatically, have three percent (3%) of his Bonus deferred under the Plan as a Supplemental Deferral without regard to the statutory limitations under the 401(k) Plan described in Section 4.2(d)(i). This Supplemental Deferral shall be applied to that portion of the Eligible Employee's Bonus in excess of that deferred as a Bonus Deferral under Section 4.2(b). For example, if the Eligible Employee elects to defer 50 percent of his Bonus under Section 4.2(b) and also elects to make a Supplemental Deferral under this Section 4.2(c), fifty percent (50%) of the Eligible Employee's Bonus will be deferred under Section 4.2(b) and three percent (3%) of the Eligible Employee's Bonus will be deferred under this Section 4.2(c).

                          (iii)    401(k) PLAN BEFORE-TAX SAVINGS
        CONTRIBUTION ELIGIBILITY. Each Employee who elects to participate in this Plan prior to the date on which he becomes eligible to make before-tax savings contributions to the 401(k) Plan, may elect, until such 401(k) Plan before-tax contribution eligibility date, to defer three percent (3%) of his Compensation under the Plan as a Supplemental Deferral for such Plan Year. Upon the Employee's 401(k) Plan before-tax contribution eligibility date, his Supplemental Deferrals under this Section 4.2(d)(iii) shall cease and any subsequent Supplemental Deferrals shall only be made by the Employee pursuant to Section 4.2(d)(i) or Section 4.2(d)(ii), as applicable.

                 (d) DISCRETIONARY DEFERRAL. The PAC may authorize an Eligible Employee to defer a stated dollar amount, or designated full percentage, of Compensation to the Plan as a Discretionary Deferral. The PAC, in its sole and absolute discretion, may limit the amount or percentage of Compensation an Eligible Employee may defer to the Plan as a Discretionary Deferral. The Company shall not make any Matching Contributions pursuant to
Section 4.2(a) with respect to any Discretionary Deferrals, but may elect to make Discretionary Contribution to the Plan with respect to such Discretionary Deferrals in the form of a discretionary matching contribution as described in Section 4.2(b).

        IV.2     COMPANY CONTRIBUTIONS.

                 (a) MATCHING CONTRIBUTION. The Company shall make a Matching Contribution to the Plan each Plan Year of behalf of each Participant who makes a Supplemental Deferral to the Plan. Such Matching Contribution shall equal one hundred percent (100%) of the Participant's Supplemental Deferrals for such Plan Year. In addition, the Company shall make a Matching Contribution to the Plan for the Plan Year on behalf of each Participant who is eligible to participate in the 401(k) Plan but is not eligible to receive an employer matching contribution under the 401(k) Plan by reason of the one (1) year eligibility service requirement. Such Matching Contribution shall equal three percent (3%) of the Participant's Compensation earned during the period beginning on the date on which the Participant first becomes eligible to make before-tax savings contributions to the 401(k) Plan and ending on the date the Participant first becomes eligible to receive an employer matching contribution under the 401(k) Plan.

                 (b) DISCRETIONARY CONTRIBUTION. Effective September 1, 1997, the Company may elect to make a Discretionary Contribution to the Plan for a Plan Year in such amount, if any, as shall be determined by the (i) Pension Committee, for Plan Years beginning before January 1, 2000, and (ii) Compensation Committee, for Plan Years beginning on or after January 1, 2000. Such Discretionary Contribution may be made in the form of a discretionary matching contribution or a discretionary profit sharing contribution. Amounts representing Discretionary Contributions shall be determined and credited to each Participant's individual Account at such times and in such amounts as determined by (A) the Pension Committee for Plan Years beginning before January 1, 2000 and (B) the Compensation Committee for Plan Years beginning on and after January 1, 2000. Further, effective January 1, 1999, the amount of Discretionary Contribution shall be based on the Compensation, including any Bonus, paid to a Participant for such Plan Year, and shall be determined by the (1) Pension Committee, for the Plan Year beginning January 1, 1999 and ending December 31, 1999, and (2) Compensation Committee, for Plan Years beginning on and after January 1, 2000, by the end of the Plan Year prior to the Plan Year for which the contribution is to be made.

        IV.3 ACCOUNTING FOR DEFERRED COMPENSATION. The Plan Administrator shall establish and maintain an individual Account under the name of each Participant under the Plan. Each Account shall be adjusted at least quarterly to reflect the Basic Deferrals, Bonus Deferrals, Supplemental Deferrals, Discretionary Deferrals, Matching Contributions and Discretionary Contributions credited thereto, earnings credited on such Basic Deferrals, Bonus Deferrals, Supplemental Deferrals, Discretionary Deferrals, Matching Contributions and Discretionary Contributions pursuant to Section 4.4, and any payment or withdrawal of such Basic Deferrals, Bonus Deferrals, Supplemental Deferrals, Discretionary Deferrals, Matching Contributions and Discretionary Contributions under this Plan. The amounts of Basic Deferrals, Bonus Deferrals, Supplemental Deferrals, Discretionary Deferrals, and any Matching Contributions shall be credited to the Participant's Account at such time as such Compensation or Bonus would have been paid to the Participant had the Participant not elected to defer such amount pursuant to the terms and provisions of the Plan. Any Discretionary Contributions shall be credited to each Participant's individual account at such times as determined by the Pension Committee for Plan Years beginning before January 1, 2000 and the Compensation Committee for Plan Years beginning on and after January 1, 2000. Each such Account shall be credited with earnings computed pursuant to
Section 4.4 in the manner specified by Section 4.4. In the sole discretion of the Plan Administrator, more than one Account may be established for each Participant to facilitate record keeping convenience and accuracy. Each such Account shall be credited and adjusted as provided in this Plan. Amounts credited to such Accounts shall be held with the general assets of the Company and, as provided in Section 7.2, shall be subject to the claims of the Company's and its Affiliates' general creditors.

        Establishment and maintenance of a separate Account or Accounts for each Participant shall not be construed as giving any person any interest in assets of the Company or an Affiliate, or a right to payment other than as provided under this Plan. Such Accounts shall be maintained until all amounts credited as such Account have been distributed in accordance with the terms and provisions of this Plan.

        IV.4 COMPUTATION OF EARNINGS CREDITED. All Accounts will be credited with a uniform rate of interest. The annual rate of interest shall equal one percent (1%) below the prime interest rate as stated in the Wall Street Journal. Prior to January 1, 1999, interest shall be credited at the end of each quarter based on the Account balance at the beginning of the applicable quarter. Effective on and after January 1, 1999, interest will be credited at the end of each payroll period based on the Account balance on the beginning of the applicable payroll period.


                                   ARTICLE V

                            DISTRIBUTION OF BENEFITS

        V.1 DEEMED DISTRIBUTIONS. At the election of a Participant as evidenced in his Deferred Compensation Agreement, a Participant may make Basic Deferrals and/or Bonus Deferrals, pursuant to Section 4.1 for a stated period of time, rather than Basic Deferrals and/or Bonus Deferrals until his separation from employment or cessation as an active member of the Board. Such election must be made in the Participant's Deferred Compensation Agreement. The minimum required period for such deferrals under the Plan shall be at least one (1) Plan Year following the end of the Plan Year for which a Basic Deferral and/or Bonus Deferral election is effective. The amount to be distributed pursuant to this Section 5.1 shall be a lump sum distribution in any even percentage up to one hundred percent (100%) of the Participant's Basic Deferral and/or Bonus

Deferral plus earnings thereon, but not more than the balance of the Participant's Account at the time of the distribution. In the event that a Participant shall separate from employment, cease to be an active member of the Board or die prior to the date upon which a Basic Deferral and/or Bonus Deferral for a specific term is to be paid, the term Basic Deferral and/or Bonus Deferral election shall be canceled, and the Participant's Account balance shall be distributed to the Participant or his Beneficiary following such separation from employment or death pursuant to Section 5.8 (Method of Payment).

    V.2 PRE-TERMINATION DISTRIBUTION. At any time preceding the calendar year in which a Participant becomes entitled to a distribution in accordance with Section 5.1 (Deemed Distributions), Section 5.3 (Termination Distributions), Section 5.4 (Financial Necessity Distributions), Section 5.5 (Elective Distributions), Section 5.6 (Death) or Section 5.7 (Disability), the Participant may elect to receive a lump sum payment in an amount up to the Participant's Account balance, as of the date the distribution request is received by the Plan Administrator, less the "forfeiture amount." For purposes of this Section 5.2, the "forfeiture amount" shall equal ten percent (10%) of the Participant's lump sum payment. In addition, if the Participant elects to receive a lump sum distribution under this Section 5.2, all Basic Deferrals, Bonus Deferrals and Discretionary Deferrals with respect to such Participant under this Plan shall cease for a period of twelve (12) months commencing on the date on which the lump sum distribution is made to the Participant, notwithstanding any other provision of this Plan or Deferred Compensation Agreement to the contrary. After the expiration of such twelve
(12) month period, the Participant's Basic Deferrals, Bonus Deferrals and Discretionary Deferrals may recommence during the next Plan Year, provided the Participant remains eligible to participate in the Plan pursuant to
Section 3.1 and enters into a new Deferred Compensation Agreement. During the twelve (12) month period of suspension, as well as the period preceding the Participant's recommencement of Basic Deferrals, Bonus Deferrals and/or Discretionary Deferrals for the next Plan Year, the Participant may continue to make Supplemental Deferrals to the Plan pursuant to Section 4.1(c) and receive a Matching Contribution with respect to such deferrals pursuant to
Section 4.2(a). Such Participant shall also remain eligible to receive a Discretionary Contribution, if any, pursuant to Section 4.2(b).

    The foregoing penalties shall not apply if the PAC determines, based on the advise of counsel or a final determination by the Internal Revenue
Service or any court of competent jurisdiction, that by reason of the foregoing elective provisions of this Section 5.2 any Participant has recognized or will recognize gross income for federal income tax purposes under the Plan in advance of payment to him of Plan benefits. The PAC shall notify all Participants of any such determination. Wherever any such determination is made, the Company shall refund all forfeiture penalties which were imposed hereunder on account of making lump sum distributions at any time during or after the first year to which the determination applies (i.e., the first year when gross income is recognized for federal income tax purposes). Interest shall be paid on any such refunds based on an interest factor determined under Section 4.4. The PAC may also reduce or eliminate the forfeiture penalty or the requirement that Basic Deferrals, Bonus Deferrals and/or Supplemental Deferrals be suspended if it determines that this action will not cause any Participant to recognize gross income for federal income tax purposes under this Plan in advance of payment to him of Plan benefits.

    V.3 TERMINATION DISTRIBUTIONS. In the event that a Participant shall separate from employment or cease to be an active member of the Board for any reason other than death prior to becoming entitled to distribution other than under Section 5.1 (Deemed Distributions), Section 5.4 (Financial Necessity Distributions) or Section 5.5 (Elective Distributions), distribution of all amounts credited to the Participant's Account shall be made as soon as practicable following the

Participant's termination from employment or termination as an active member of the Board, as provided in accordance with the terms and provisions of
Section 5.8 (Method of Payment).

    V.4   FINANCIAL NECESSITY DISTRIBUTIONS.

          (a) UNFORESEEABLE EMERGENCY. Upon application by the Participant, the Plan Administrator, in its sole and absolute discretion, may direct payment of all or a portion of the Basic Deferrals, Bonus Deferrals and/or Discretionary Deferrals credited to the Account of a Participant prior to his separation from employment or termination as an active member of the Board in the event of an Unforeseeable Emergency.

          Effective May 1, 1998, in addition to the deferrals specified in this Section 5.4(a), upon application by the Participant, the Plan Administrator, in its sole and absolute discretion, may direct payment of all or a portion of the Supplemental Deferrals credited to the Account of the Participant prior to his separation from employment or termination as an active member of the Board in the event of an Unforeseeable Emergency. Such application and payment shall be subject to the same conditions and limitations as a request for any other payment of deferrals under this
Section 5.4.

          (b) FORESEEABLE EMERGENCY. Effective January 1, 1999, upon application by the Participant, the Plan Administrator, in its sole and absolute discretion, may direct payment of all or a portion of the Basic Deferrals, Bonus Deferrals and/or Discretionary Deferrals credited to the Account of a Participant prior to his separation from employment or termination as an active member of the Board on the event of an Foreseeable Emergency. Any such application shall set forth the circumstances constituting such Foreseeable Emergency.

          (c) GENERAL RULES REGARDING FINANCIAL NECESSITY DISTRIBUTIONS. The Plan Administrator may not direct payment of any Basic Deferrals, Bonus Deferrals, Supplemental Deferrals, and/or Discretionary Deferrals credited to the Account of a Participant to the extent that such an Emergency is or may be relieved (i) by reimbursement or compensation by insurance or otherwise or
(ii) by cessation of Basic Deferrals, Bonus Deferrals and/or Discretionary Deferrals under this Plan. In the event that the Plan Administrator, in its sole and absolute discretion, shall determine that such Emergency may be alleviated by such cessation of deferrals under the Plan, the Plan Administrator shall deny such financial necessity distribution and require the cancellation of the Participant's Basic Deferral, Bonus Deferral and/or Discretionary Deferral elections for the Plan Year in which an Emergency shall occur. Conversely, if the Plan Administrator, in its sole and absolute discretion, shall determine that such Emergency may not be alleviated by such cessation Basic Deferrals, Bonus Deferrals and/or Discretionary Deferrals, it may approve such financial hardship distribution. Any distribution from the Plan due to Emergency shall be permitted only to the extent necessary to satisfy such Emergency, in the sole and absolute discretion of the Plan Administrator, both with respect to the determination as to whether an Emergency exists and also with respect to determination of the amount distributable. The Plan Administrator may permit a financial necessity distribution under this Section 5.4 but as a result may cancel the Basic Deferral, Bonus Deferral and/or Discretionary Deferral elections of the Participant in whole or in part, for the Plan Year.

    V.5 ELECTIVE DISTRIBUTIONS. A Participant may elect to receive a distribution of amounts credited to his Account upon a determination by the Internal Revenue Service or a state taxing authority of competent jurisdiction that amounts credited to such Account are subject to inclusion in the gross income of such Participant or Beneficiary for federal or state income tax purposes. Neither the PAC nor the Plan Administrator shall have any obligation to determine whether any such determination is or has been made with respect to any Participant and shall assume that no such determination has been made until advised by the Participant, in writing, that such determination has been made and that either such determination is final and binding, or that obtaining judicial review of such determination is not reasonably likely to result in a reversal of such determination or is economically prohibitive.

    V.6 DEATH OF A PARTICIPANT. In the event of the death of a Participant prior to distribution of all amounts otherwise payable to the Participant under this Plan, the Participant's Beneficiary or Beneficiaries shall be entitled to distribution of all the benefits credited to the Participant's Account, pursuant to Section 5.8 (Method of Payment). Each Participant may designate a Beneficiary or Beneficiaries to receive payment of his benefits under this Plan in the event of his death as provided in Section 1.2(f) and in accordance with such procedures as the Plan Administrator shall promulgate.

    V.7 DISABILITY OF A PARTICIPANT. In the event of the Disability of the Participant, the Participant shall be entitled to a distribution of all the benefits credited to the Participant's Account, pursuant to Section 5.8 (Method of Payment).

    V.8 METHOD OF PAYMENT. Distributions pursuant to Section 5.3 (Termination Distributions), Section 5.6 (Death) or Section 5.7 (Disability) shall be made in any of the following forms, as elected by the Participant in his Deferred Compensation Agreement:

          (a)   In a single lump sum cash payment;

          (b) In substantially equal installments over a period of five (5) years;
          (c) In substantially equal installments over a period of ten (10) years; or
          (d)   In substantially equal installments over a period of fifteen
(15) years.

Payment shall commence as soon as administratively feasible but not longer that ninety (90) days after the end of the Plan Year of the occurrence of the event causing the distribution, with interest continuing to accrue pursuant to Section 4.4 hereof until the full amount credited to the Participant's Account is paid.

    Distributions to a Participant pursuant to Section 5.1 (Deemed Distributions), Section 5.2 (Pre-Termination Distributions), Section 5.4 (Financial Necessity Distributions) and Section 5.5 (Elective Distributions) shall be made in a lump sum. Such lump sum payment shall be made as soon as administratively feasible following occurrence of the event causing the entitlement to distribution.

    With the consent of the PAC, in its sole and absolute discretion, a Participant or Beneficiary who has elected to receive, or is in pay status and currently is receiving, annual installment distributions over a five (5), ten (10) or fifteen (15) year period, may elect during any calendar year to accelerate the payment of the annual installment distributions payable to him for the remaining calendar years in such five (5), ten (10) or fifteen (15) year period. If approved by the PAC, in its sole and absolute discretion, payment of the accelerated installment distributions shall be made in a lump sum to the Participant or Beneficiary no earlier than the first day of the calendar year following the calendar year in which the accelerated payment election is made.

     If the PAC denies a Participant's request for a lump sum distribution of his remaining annual installments, the Participant may elect to receive a lump sum distribution of the remainder of such installment payments less the "forfeiture amount". The "forfeiture amount" equals ten percent (10%) of the Participant's Account balance as of the date the Participant's lump sum distribution election is received by the PAC.

     V.9 WITHHOLDING. Any taxes or other legally required withholdings from Compensation and Bonus deferrals and/or payments to Participants or Beneficiaries hereunder shall be deducted and withheld by the Company, benefit provider or funding agent as required pursuant to applicable law. A Participant or Beneficiary shall be provided with a tax withholding election form for purposes of federal and state tax withholding, if applicable.

     V.10 SUSPENSION OF BENEFITS. If a Participant terminates service and begins receiving distributions pursuant to Section 5.3 (Termination Distributions) or Section 5.7 (Disability) in the form of installments of over a five (5), ten (10) or fifteen (15) year period and such Participant is reemployed by the Company, then such Participant's installment distributions shall be suspended during the period of his reemployment. Upon the Participant's subsequent termination of service, such installment distributions shall recommence in the same form as they were being paid before the suspension, unless:

           (a) during the period of the Participant's reemployment he is eligible to participate in the Plan and elects a different form of payment in his Deferred Compensation Agreement;

           (b) with the consent of the PAC, in its sole and absolute discretion, the Participant elects during any calendar year to accelerate the payment of the annual installment distributions payable to him for the remaining calendar years in such five (5), ten (10), or fifteen (15) year period; or

           (c) if the PAC denies a Participant's request for a lump sum distribution of his remaining annual installments, the Participant elects to receive a lump sum distribution of the remainder of such installment payments less the "forfeiture amount."

The "forfeiture amount" equals ten percent (10%) of the Participant's Account balance as of the date of the Participant's lump sum distribution election is received by the Plan Administrator.

                                  ARTICLE VI

                             PAYMENT LIMITATIONS

     VI.1 SPOUSAL CLAIMS. The Plan will recognize a court order entered into pursuant to state domestic relations law which provides that all or a portion of a Participant's benefit under the Plan shall be paid to the Participant's spouse or former spouse for child support, spousal maintenance or alimony. Any benefits payable to a spouse or former spouse pursuant to such an order shall be subject to all provisions and restrictions of this Plan and any dispute regarding such benefits shall be resolved pursuant to the Plan claims procedure in Article VIII. A former spouse shall have no claim to any benefits under the Plan unless the spouse's entitlement to such benefits is specified in such a court order. Any payment of benefits under the Plan to a former spouse pursuant to such an order shall be made as soon as administratively feasible after the order is accepted by the Plan Administrator, but not longer than ninety (90) days after the end of the Plan Year in which the order is accepted by the Plan Administrator.

Any taxes or other legally required withholdings from payments to such former spouse shall be deducted and withheld by the Company, benefit provider or funding agent. The former spouse shall be provided with a tax withholding election form for purposes of federal and state tax withholding, if applicable.

No order shall be accepted by the Plan Administrator which requires the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, which requires the Plan to provide increased benefits, or which requires payment of benefits to such former spouse under the order which are required to be paid to another former spouse under another order previously accepted by the Plan Administrator. The order must clearly specify information sufficient for the Plan Administrator to determine the plan to which it relates and the amount and person to whom benefits are payable. The Plan Administrator shall have sole and absolute discretion to determine whether such a court order shall be accepted for purposes of this Section 6.1 and to make interpretations under this Section 6.1, including determining who is to receive benefits, all calculations of benefits, and the amount of taxes to be withheld. The decisions of the Plan Administrator shall be binding on all parties of interest.

     VI.2 LEGAL DISABILITY. If a person entitled to any payment under this Plan shall, in the sole judgment of the Plan Administrator, be under a legal disability, or shall otherwise be unable to apply such payment to his own interest and advantage, the Plan Administrator, in the exercise of its discretion, may direct the Company or payor of the benefit to make any such payment in any one (1) or more of the following ways:

           (a)   Directly to such person;

           (b)   To his legal guardian or conservator; or

           (c) To his spouse or to any person charged with the duty of his support, to be expended for his benefit and/or that of his dependents.

The decision of the Plan Administrator shall in each case be final and binding upon all persons in interest, unless the Plan Administrator shall reverse its decision due to changed circumstances.

     VI.3 ASSIGNMENT. Except as provided in Section 6.1, no Participant or Beneficiary shall have any right to assign, pledge, hypothecate, anticipate or any way create a lien on any amounts payable hereunder. No amounts payable hereunder shall be subject to assignment or transfer or otherwise be alienable, either by voluntary act, or by operation of law, or subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Participants and their Beneficiaries.


                              ARTICLE VII

                               FUNDING

     VII.1 FUNDING. Benefits under this Plan shall be funded solely by the Company and its Affiliates. Benefits under this Plan shall constitute an unfunded general obligation of the Company, but the Company may create reserves, funds and/or provide for amounts to be held in trust to fund such benefits on the Company's behalf. Payment of benefits may be made by the Company, any trust established by the Company or through a service or benefit provider to the Company or such trust.

     VII.2 CREDITOR STATUS. A Participant and his Beneficiary or Beneficiaries shall be general unsecured creditors of the Company or the Participant's employing Affiliate with respect to the payment of any benefit under this Plan, unless such benefits are provided under a contract of insurance or an annuity contract that has been delivered to the Participant, in which case the Participant and his Beneficiary or Beneficiaries shall look to the issuance carrier or annuity provider for payment, and not to the Company or Affiliate. The Company's or Affiliate's obligation for such benefit shall be discharged by the purchase and delivery of such annuity or insurance contract.

                             ARTICLE VIII

                            ADMINISTRATION

     VIII.1 THE PAC. The overall administration of the Plan will be the responsibility of the PAC.

     VIII.2 POWERS OF PAC. In order to effectuate the purposes of the Plan, the PAC will have the following powers:

           (a)   To appoint the Plan Administrator;

           (b) To review and render decisions respecting a denial of a claim for benefits under the Plan;

           (c) To construe the Plan and to make equitable adjustments for any mistakes or errors made in the administration of the Plan; and

           (d) To determine and resolve in its sole and absolute discretion all questions relating to the administration of the Plan and the grantor trust established to serve as a source of funds for the Plan (i) when differences of opinion arise between the Employer, the Plan Administrator, the Trustee, a Participant, or any of them and (ii) whenever it is deemed advisable to determine such questions in order to promote the uniform and nondiscriminatory administration of the Plan for the greatest benefit of all parties concerned.

The foregoing list of express powers is not intended to be either complete or conclusive, and the PAC will, in addition, have such powers as it may reasonably determine to be necessary or appropriate in the performance of its powers and duties under the Plan.

     VIII.3 APPOINTMENT OF PLAN ADMINISTRATOR. The PAC will appoint the Plan Administrator who will have the responsibility and duty to administer the Plan on a daily basis. The PAC may remove the Plan Administrator with or without cause at any time. The Plan Administrator may resign upon written notice to the PAC.

     VIII.4 DUTIES OF PLAN ADMINISTRATOR. The Plan Administrator will have the following duties:

             (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

             (b) To adopt rules of procedure and regulations necessary for the administration of the Plan, provided such rules are not inconsistent with the terms of the Plan;

             (c) To determine all questions with regard to rights of Employees, Participants, and Beneficiaries under the Plan including, but not limited to, questions involving eligibility of an Employee to participate in the Plan and the value of a Participant's Account.

             (d) To enforce the terms of the Plan and any rules and regulations adopted by the PAC;

             (e) To review and render decisions respecting a claim for a benefit under the Plan;

             (f) To furnish the Company with information which the Company may require for tax or other purposes;

             (g) To engage the service of counsel (who may, if appropriate, be counsel for the Company), actuaries, and agents whom it may deem advisable to assist it with the performance of its duties;

             (h) To prescribe procedures to be followed by distributees in obtaining benefits;

             (i) To receive from the Company and from Employees such information as is necessary for the proper administration of the Plan;

             (j) To establish and maintain, or cause to be maintained, the individual Accounts described in Section 2.1(a);

             (k) To create and maintain such records and forms as are required for the efficient administration of the Plan;

             (l) To make all determinations and computations concerning the benefits, credits and debits to which any Participant, or other Beneficiary, is entitled under the Plan;

             (m) To give the Trustee of the grantor trust established to serve as a source of funds under the Plan specific directions in writing with respect to;

                   (i) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments will be made; and

                   (ii) the making of any other payments which the Trustee is not by the terms of the grantor trust agreement authorized to make without a direction in writing by the Plan Administrator;

             (n) To comply with all applicable lawful reporting and disclosure requirements of Act;

             (o) To comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for benefits distributions; and

             (p) To construe the Plan, in its sole and absolute discretion, and make equitable adjustments for any mistakes and errors made in the administration of the Plan.

The foregoing list of express duties is not intended to be either complete or conclusive, and the Plan Administrator will, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the Plan.

     VIII.5 INDEMNIFICATION OF PLAN ADMINISTRATOR. To the extent not covered by insurance, or if there is a failure to provide full insurance coverage for any reason, and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Company agrees to hold harmless and indemnify the Plan Administrator against any and all claims and causes of action by or on behalf of any and all parties whomsoever, and all losses therefrom, including, without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with the Plan other than losses resulting from any such person's fraud or willful misconduct.

     VIII.6  CLAIMS FOR BENEFITS.

             (a) INITIAL CLAIM. In the event that a Participant or his Beneficiary claims to be eligible for benefits, or claims any rights under this Plan, he must complete and submit such claims forms and supporting documentation as shall be required by the Plan Administrator, in its sole discretion. All benefits provided in this Plan will be paid as soon as practicable (following receipt of proof of entitlement, if requested). Any Employee or other person claiming benefits, eligibility, participation or any other right or benefit under the Plan must file a written claim, setting forth the basis of the claim, with the Plan Administrator. Likewise, any Employee or Beneficiary who feels unfairly treated as a result of the administration of the Plan, must file a written claim, setting forth the basis of the claim, with the Plan Administrator. In connection with the determination of such a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants which are specifically related to the claim. A written notice of the disposition of any such claim shall be furnished to the claimant within ninety (90) days after the claim is filed with the Plan Administrator. Such notice shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if a claim is denied (including references to any pertinent provisions of this Plan) and, where appropriate, shall explain how the claimant can perfect the claim. If the claim is denied, in whole or in part, the claimant shall also be notified in writing that a review procedure is available.

             (b) REQUEST FOR REVIEW. Within ninety (90) days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may file, with the PAC, a written request for review of his claim. In connection with the request for review, the claimant shall be entitled to be represented by counsel. If the claimant does not file a written request for review within ninety (90) days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

             (c) DECISION ON REVIEW. A decision on review of the claim by the PAC shall be made at the next regularly scheduled meeting of the PAC, unless the request is filed within thirty (30) days of this date, in which case such request will be reviewed at the next regularly scheduled meeting of the PAC. IF special circumstances require an extension of the ordinary period, the PAC shall so notify the claimant and a decision shall be rendered not later than the third regularly scheduled meeting of the PAC following the receipt of the request for review. In any event, if a claim is not determined by the third regularly scheduled meeting of the PAC after receipt of written submission for review, it shall be deemed to be denied. The PAC shall have the right to request of and receive from a claimant such additional information, documents or other evidence as the PAC may reasonably require. The decision of the PAC shall be in writing and shall reference the provisions of the Plan on which the decision is based. To the extent permitted by law, a decision on review by the PAC shall be binding and conclusive upon all persons whomsoever.

             (d) EXHAUSTION OF CLAIMS REVIEW PROCEDURES. To the extent permitted by law, completion of the claims procedures described in this
Section 8.6 and of the arbitration provisions set forth in Section 8.7 shall be a mandatory precondition that must be complied with prior to the commencement of a legal or equitable action by a person claiming rights under the Plan. The PAC may, in its sole and absolute discretion, waive these claims and arbitration procedures as a mandatory condition to such an action.

     VIII.7 ARBITRATION. In the event the claims review procedure described in Section 8.6 of the Plan does not result in an outcome thought by the claimant to be in accordance with the Plan document, he may appeal to a third party neutral arbitrator. The claimant must appeal to an arbitrator within sixty (60) days after receiving the PAC's denial or deemed denial of his request for review and before bringing suite in court.

     The arbitrator shall be mutually selected by the Participant and the PAC from a list of arbitrators provided by the American Arbitration Association ("AAA"). If the parties are unable to agree on the selection of an arbitrator within ten (10) days of receiving the list from the AAA, the AAA shall appoint an arbitrator. The arbitrator's review shall be limited to interpretation of the Plan document in the context of the particular facts involved. The claimant, the PAC and the Company agree to accept the award of the arbitrator as binding, and all exercises of power by the arbitrator hereunder shall be final, conclusive and binding on all interested parties, unless found by a court of competent jurisdiction, in a final judgment that is no longer subject to review or appeal, to be arbitrary and capricious. The cost of arbitration shall be shared by the Company and the claimant; the costs of legal representation for the claimant or witness costs for the claimant shall be borne by the claimant.

     The arbitrator shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. Nonetheless, the arbitrator shall have absolute discretion in the exercise of its powers in this Plan. Arbitration decisions will not establish binding precedent with respect to the administration or operation of the Plan.

     VIII.8 RECEIPT AND RELEASE OF NECESSARY INFORMATION. In implementing the terms of this Plan, the PAC and Plan Administrator, as applicable, may, without the consent of or notice to any person, release to or obtain from any other insuring entity or other organization or person any information, with respect to any person, which the PAC or Plan Administrator deems to be necessary for such purpose. Any Participant or Beneficiary claiming benefits under this Plan shall furnish to the PAC or Plan Administrator, as applicable, such information as may be necessary to determine eligibility for and amount of benefit, as a condition of claiming and receiving such benefit.

     VIII.9 OVERPAYMENT AND UNDERPAYMENT OF BENEFITS. The Plan Administrator may adopt, in its sole discretion, whatever rules, procedures and accounting practices are appropriate in providing for the collection of any overpayment of benefits. If a Participant or Beneficiary receives an underpayment of benefits, the Plan Administrator shall direct that payment be made as soon as practicable to make up for the underpayment. If any overpayment is made to a Participant or

Beneficiary, for whatever reason, the Plan Administrator may, in its sole discretion, withhold payment of any further benefits under the Plan until the overpayment has been collected or may require repayment of benefits paid under this Plan without regard to further benefits to which the Participant or Beneficiary may be entitled.

                                ARTICLE IX

                    OTHER BENEFIT PLANS OF THE COMPANY

     IX.1 OTHER PLANS. Nothing contained in this Plan shall prevent a Participant prior to his death, or his spouse or other Beneficiary after his death, from receiving, in addition to any payments provided for under this Plan, any payments provided for under any other plan or benefit program of the Company or an Affiliate, or which would otherwise by payable or distributable to him, his surviving spouse or Beneficiary under any plan or policy of the Company or otherwise. Nothing in this Plan shall be construed as preventing the Company or any of its Affiliates from establishing any other or different plans providing for current or deferred compensation for employees. Unless specifically provided otherwise in any plan of the Company intended to "qualify" under section 401 of the Code, Compensation Deferrals made under this Plan shall constitute earnings or compensation for purposes of determining contributions or benefits under such qualified plan.

                                ARTICLE X

                  AMENDMENT AND TERMINATION OF THE PLAN

     X.1 AMENDMENT. The Compensation Committee may amend this Plan by duly authorized written amendment; provided that no amendment or modification shall deprive a Participant, or person claiming benefits under this Plan through a Participant, of any benefit accrued under this Plan up to the date of amendment or modification, except as may be required by applicable law.

     X.2 TERMINATION. The Compensation Committee may terminate or suspend this Plan in whole or part at any time, provided that no such termination or suspension shall deprive a Participant, or person claiming benefits under this Plan through a Participant, of any benefit accrued under this Plan up to the date of suspension or termination except as required by applicable law. Upon the complete termination of the Plan, the Compensation Committee, in its sole and absolute discretion, may direct the Plan Administrator to distribute each Participant's account to him or his Beneficiary, as applicable, in a lump sum and regardless of whether benefit payments have previously commenced to be made to such Participant.

     X.3 CONTINUATION. The Company intends to continue this Plan indefinitely, but nevertheless assumes no contractual obligation beyond the promise to pay the benefits described in this Plan.



                              ARTICLE XI

                             MISCELLANEOUS

     XI.1 NO REDUCTION OF EMPLOYER RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment between the Company or an Affiliate and an Employee, or as a right of any Employee to be continued in the employment of the Company or an Affiliate, or as a limitation of the right of the Company or an Affiliate to discharge any of its Employees, with or without cause or as a right of any member of the Board to be renominated to serve as a member of the Board.

     XI.2 PROVISIONS BINDING. All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, their heirs and personal representatives.

     IN WITNESS WHEREOF, the Company has executed this Tenet Executive Deferred Compensation and Supplemental Savings Plan as of this ______day of _______________, 2000.


                                            TENET HEALTHCARE CORPORATION


                                            By:_________________________________

                                               Its:_____________________________



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